Cash, Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2019
Cash, Cash Equivalents, Restricted Cash and Restricted Cash Equivalents [Abstract]
Cash, Cash Equivalents and Restricted Cash
19.	Cash, Cash Equivalents and Restricted Cash
The following table shows the breakdown of cash, cash equivalents and restricted cash as of
December 31, 2018 and 2019:

	December 31, 2018	December 31, 2019
	(in thousands)
Cash, Cash Equivalents and Restricted Cash
Cash and cash equivalents	$71,355	$64,024
Cash and cash equivalents held by the lessor VIE (note 9)	—	796
Restricted cash	160	1,310

Total cash, cash equivalents and restricted cash	$71,515	$66,130

Amounts included in restricted cash represent those required to be set aside as collateral by a contractual agreement with a banking institution for the forecast future liability on the cross-currency interest rate swap agreement at the reporting date. Please read Note 18 (Note 18 (Derivative Instruments) to the consolidated financial statements. If the NOK depreciates relative to the U.S. Dollar beyond a certain threshold, we are required to place cash collateral with our swap providers. As of December 31, 2019, the collateral amount held with the swap provider was $1.3 million (December 31, 2018, $0.2 million). The amounts held as collateral within restricted cash are assessed against daily currency movements and are presented as current assets on the Company’s consolidated balance sheet
s
.
Included within total cash, cash equivalents and restricted cash as of December 31, 2019 is an amount of $0.8 milllion relating to the cash belonging to the lessor VIE that we are required to consolidate under U.S. GAAP. We had no lessor VIEs as of December 31, 2018. Please read Note 9 (Variable Interest Entities) to our consolidated financial statements.